Rule 497(e)
                                                      Registration No.: 33-36784


LEBENTHAL
FUNDS, INC.

Lebenthal New York Municipal Bond Fund
Lebenthal New Jersey Municipal Bond Fund
Lebenthal Taxable Municipal Bond Fund         120 Broadway, New York, NY  10271
(collectively the "Portfolios" and                               (800) 275-9087
 individually the "Portfolio")


Supplement to Prospectus dated January 18, 1996

The Administrator

Effective December 1, 1995, the Board of Directors of the Fund as recommended by Lebenthal Asset Management, Inc., the Fund's Manager, approved (i) the termination of the Administration Services Contract between the Fund, on behalf of each of the Portfolios, and Reich & Tang Asset Management L.P. ("Reich & Tang"), and as required by such Administration Services Contract, delivered written notice of such to Reich & Tang and (ii) a new Administration Services Contract between the Fund, on behalf of each of the Portfolios and State Street Bank & Trust Company.

State Street Bank and Trust Company has a principal office at 225 Franklin Street, Boston, Massachusetts 02110.

Under the new Administration Agreement, State Street will provide administrative services substantially similar to those previously provided by Reich & Tang. For such services the Fund will pay State Street a fee, computed daily and payable monthly, at an annual rate based on average daily net assets of each Portfolio as follows: .08 of 1% up to $125 million, .06 of 1% on the next $125 million, and .04 of 1% in excess of $250 million, subject to certain minimums.

C/M  10675.0002 333601.1